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                                                                     Exhibit 4.3

                             CERTIFICATE OF TRUST
                                      OF
                              IFC CAPITAL TRUST I

     THIS CERTIFICATE OF TRUST OF IFC CAPITAL TRUST I (the "Trust"), dated December 20, 1996, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, Matthew F. Souza, Marie C. Strack and Gregory F. Ehlinger, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).


1.   NAME.  The name of the business trust formed hereby is IFC Capital Trust I.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
     Attention: Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on December 20, 1996.

     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, has executed this Certificate of Trust as of the date first above written.


                                        WILMINGTON TRUST COMPANY, as trustee


                                        By:   /s/ Christopher L. Kaiser
                                           -------------------------------------
                                        Name: /s/ Christopher L. Kaiser
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        /s/ Matthew F. Souza
                                        ----------------------------------------
                                        Matthew F. Souza, as Trustee


                                        /s/ Marie C. Strack
                                        ----------------------------------------
                                        Marie C. Strack, as Trustee


                                        /s/ Gregory F. Ehlinger
                                        ----------------------------------------
                                        Gregory F. Ehlinger, as Trustee